UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2005

7-Eleven, Inc.

(Exact name of registrant as specified in its charter)

Texas	0-16626	75-1085131
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

2711 North Haskell Avenue

Dallas, Texas 75204-2906

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 828-7011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 27, 2005, 7-Eleven, Inc. (the “Company”) issued an earnings release announcing its financial results for the fourth quarter and full year ended December 31, 2004. A copy of the earnings release is attached as Exhibit 99.1 and is incorporated herein by reference.

The release includes references to “core earnings,” which is a non-GAAP financial measure. The Company believes that core earnings, which exclude non-operating items, are more indicative of the Company’s operating performance than net earnings. With regard to the Company’s results for the fourth quarter and full year ended December 31, 2004, the earnings release includes tables that reconcile core earnings to net earnings, which the Company believes to be the most directly comparable GAAP financial measure.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated January 27, 2005, including Condensed Consolidated Statements of Earnings and Financial Highlights

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

7-ELEVEN, INC.

Date: January 27, 2005	/s/ EDWARD W. MONEYPENNY
Edward W. Moneypenny
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Earnings Release dated January 27, 2005, including Condensed Consolidated Statements of Earnings and Financial Highlights